August 2, 2007

THE DREYFUS/LAUREL FUNDS, INC.
Dreyfus Premier Midcap Stock Fund

Supplement to Statement of Additional Information Dated March 1, 2007

The following information supplements and supersedes any contrary information contained in the Statement of Additional Information under the captions “Management Arrangements – Portfolio Management”, “Management Arrangements – Portfolio Manager Compensation” and “Management Arrangements – Additional Information About Portfolio Managers”:

Effective on or about September 30, 2007, investment decisions for Midcap Stock Fund will be made by a team of portfolio managers, each of whom is an employee of Dreyfus and also is a member of the Domestic Equity Group of Franklin Portfolio Associates, LLC, an affiliate of Dreyfus. The team members are Michael F. Dunn, Oliver Buckley and Patrick Slattery, each of whom will manage the portfolio as an employee of Dreyfus.

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Portfolio Manager Compensation (Midcap Stock Fund). Portfolio manager compensation is comprised of a market-based salary, an annual incentive plan and a long-term incentive plan. The portfolio managers are compensated by Franklin Portfolio Associates and not by the Fund. Portfolio managers are eligible to join the BNY Mellon deferred compensation program, and the BNY Mellon defined contribution pension plan, pursuant to which employer contributions are invested in BNY Mellon common stock.

Funding for the Franklin Portfolio Associates Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of Franklin Portfolio Associates’ financial performance. Portfolio managers are eligible to receive annual cash bonus awards from the incentive compensation plan. Individual awards for portfolio managers are discretionary, based on product performance relative to both benchmarks and peer comparisons and goals established at the beginning of each calendar year. Goals are to a substantial degree based on investment performance, including performance for one and three year periods. Also considered in determining individual awards are team participation and general contributions to Franklin Portfolio Associates.

All portfolio managers are also eligible to participate in the Franklin Portfolio Associates Long Term Incentive Plan. This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of Franklin Portfolio Associates (capped at 20% per year). Management has discretion with respect to actual participation and award size.

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Additional Information about Portfolio Managers. The following table lists the number and types of other accounts advised by each of the above-noted portfolio managers and assets under management in those accounts as of June 30, 2007:

	Registered
	Investment
	Company	Assets	Pooled	Assets	Other	Assets
Portfolio Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed
Oliver Buckley	16	$5.7 Billion	3	S663.4 Million	91*	$16.9 Billion

Michael F. Dunn	8	$3.2 Billion	3	$663.4 Million	91*	$16.9 Billion

Patrick Slattery	8	$3.1 Billion	3	$663.4 Million	91*	$16.9 Billion

*	The advisory fees for 17 of these accounts, which have total assets of approximately $5.0 billion, are based on the performance of the accounts.

Portfolio Manager	Fund Name	Dollar Range of Fund
Shares Beneficially Owned
Oliver Buckley	Midcap Stock Fund	None

Michael F. Dunn	Midcap Stock Fund	None

Patrick Slattery	Midcap Stock Fund	None